UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 14, 2016

 GALENA BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Crow Canyon Place, Suite 380, San Ramon, CA 94583
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement

On February 6, 2017, Galena Biopharma, Inc. (the “Company”) and Lincoln Park Capital Fund, LLC (“Lincoln Park”) amended the Purchase Agreement by and between the Company and Lincoln Park, dated November 18, 2014 as amended on August 8, 2016 (as amended, the “Purchase Agreement”). The amendment decreased the value of common stock of the Company (the “Common Stock”) that the Company may sell to Lincoln Park from $55,000,000 to $15,600,000, a reduction of $39,400,000 (the “Second Amendment”).

The foregoing description of the material terms of the Second Amendment is qualified in its entirety by the Second Amendment, a copy of which is filed as Exhibit 10.1 on this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 7, 2017, the Company and Thomas J. Knapp, amended (the “Knapp Amendment”) Mr. Knapp’s Offer Letter dated June 23, 2015 between the Company and Mr. Knapp. The Knapp Amendment extends the Offer Letter term until December 31, 2017, provides that Mr. Knapp will be given an annual salary of $341,445 with a 2017 target bonus percentage of 30%, and six months of severance pay if Mr. Knapp is terminated without cause. The Knapp Amendment also provides that if there is a change in control, and Mr. Knapp is terminated without cause, his compensation is significantly reduced, or he must relocate, he will be considered terminated by the Company and the Company will remain obligated to continue paying Mr. Knapp’s base salary for a period of twelve months, in addition to other benefits and payments due. In addition, the Knapp Amendment grants Mr. Knapp 10,000 shares of the Company’s Common Stock as allowed for under the Company’s 2016 Inventive Plan.

The foregoing description of the Knapp Amendment is qualified in its entirety by the Knapp Amendment, a copy of which is filed as Exhibit 10.2 on this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

On December 4, 2015, the Company filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”), SEC File No. 333-208330 (the “Registration Statement”), which registered an aggregate of $100,000,000 of securities, consisting of Common Stock, preferred stock, warrants, rights and units (collectively, the “Securities”) in unallocated amounts, except as set forth in prospectuses included in the Registration Statement. The Company had previously filed final prospectuses under the Registration Statement that covered Securities with a value of $99,806,500.00, resulting in Securities with a value of $193,500 remaining available for sale under the Registration Statement.

On December 23, 2015, the Company filed the final prospectus dated December 22, 2015 under the Registration Statement (the “Original Lincoln Park Prospectus”) relating to the potential sale of up to $42,194,000 of Common Stock to Lincoln Park pursuant to the Purchase Agreement. As of the date of this Current Report on Form 8-K, the Company has sold or reserved for issuance $792,150 of Common Stock under the Original Lincoln Park Prospectus.

On February 6, 2017, the Company and Lincoln Park entered into the Second Amendment described in Item 1.01. As a result of the Second Amendment, the Company will file a prospectus supplement under the Registration Statement (the “Amended Lincoln Park Prospectus”) as soon as practicable to reduce by $39,400,000 the value of the Common Stock that may be sold under the Amended Lincoln Park Prospectus pursuant to the Purchase Agreement, as amended by the First Amendment and the Second Amendment. The dollar amount of the reduction in value of Securities is again available to be sold pursuant to the Registration Statement. Until such time as the Amended Lincoln Park Prospectus is filed with the SEC, the Company will not issue and sell any shares of Common Stock under the Original Lincoln Park Prospectus and the Purchase Agreement, as amended.

On January 7, 2016, the Company filed a final prospectus dated January 7, 2016 under the Registration Statement relating to the sale of Common Stock and warrants with an aggregate price to the public of $21,750,000, plus additional Common Stock and warrants in the amount of $3,262,500 (the “Over-Allotment Amount”) in connection with a 30-day option granted to the underwriters to cover over-allotments, if any (the “Over-Allotment Option”). The Over-Allotment Option expired unexercised. Accordingly, the Over-Allotment Amount is again available for sale pursuant to the Registration Statement.

On December 14, 2016, the Company and JGB Newton Ltd., a Cayman Islands exempted company (the “Investor”) entered into a waiver (the “Waiver”) that amended the Securities Purchase Agreement dated May 10, 2016 between the Company and the Investor, as amended on August 22, 2016 (the “SPA”). Under the terms of the SPA the Company sold to the Investor a secured convertible debenture (the “Debenture”), in the principal amount of $25,350,000. The Waiver provides that solely with respect to the calendar months of December 2016, January 2017, February 2017 and March 2017 (collectively, the “Specified Months”), the Investor waives, subject to certain delineated exceptions, the requirement of paragraph (i) of the definition of “Equity Conditions” set forth in Section 1 of the Debenture, thereby continuing to allow the Company to deliver shares of its Common Stock in respect to a portion of its amortization obligation under the Debenture. Furthermore, the waiver sets out a Monthly Allowance for each Specified Month equal to $1,500,000 and required the Company to withdraw all cash and/or cash equivalents in excess of eighteen million five hundred thousand dollars ($18,500,000) from certain accounts and deposit such funds into an account in a form acceptable to the Investor, to be executed by the Company, U.S. Bank, N.A. and SVB Asset Management such that the Company requires the prior written consent of the Investor for certain withdrawals. The Waiver also grants the Investor special redemption rights depending upon the price of our common stock, including the right to redeem the debenture.

The foregoing description of the material terms of the Waiver is qualified in its entirety by the Waiver, a copy of which is filed as Exhibit 10.3 on this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Second Amendment to the Purchase Agreement by and between the Galena Biopharma, Inc. and Lincoln Park Capital Fund, LLC, dated as of February 6, 2017

10.2	Third Amendment to Offer Letter between Galena Biopharma, Inc. and Thomas J. Knapp, dated as of January 31, 2017.

10.3	Waiver dated December 14, 2016 to the Securities Purchase Agreement, dated as of May 10, 2016 by and between Galena Biopharma Inc. and JGB Newton, Ltd.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALENA BIOPHARMA, INC.

Date:	February 7, 2017	By:	/s/ Stephen Ghiglieri
Executive Vice President & Chief Financial Officer